ADVANCED SERIES TRUST

AST PIMCO Dynamic Bond Portfolio

Supplement dated June 25, 2019 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST PIMCO Dynamic Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by removing the information pertaining to the Portfolio, effective July 1, 2019.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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